Roth Capital
21st Annual Growth Stock Conference

February 2009

Jeff Stibel
President

web.com

Safe-Harbor Statement

This presentation includes certain "forward-looking statements" including, without limitation, statements regarding Web.com's expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as "believe", "growing", "emerge" or words of similar meaning. These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate acquired businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover. These and other risk factors are set forth under the caption "Risk Factors" in Web.com's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

The Leader in Online Marketing for Small Businesses

- Founded in 1997
- Over 265,000 paid subscribers as of December 31, 2008
- $116 million Last 12-Month (LTM) Revenue
- Strong earnings, margin and cash flow expansion
- Approximately $1 billion in eCommerce transactions facilitated annually
- Target Customer: 27+ million Small & Medium-Sized Businesses (SMB)
- Headquarters in Jacksonville, FL
- NASDAQ: WWWW

A Massive Market Opportunity


Over 27 million SMBs
(SBA)

For the first time ever, Internet searches exceed print usage

- (comScore/TMP)


Print YP or WP Directory 33%
Other Print Directories 1%
Cell Phone 1%
DA 2%
Newspaper / Mag 2%
Search Engines 30%
Local Search Sites 13%
IYPs 17%
60%
Turning to Internet First

82% of consumers who search online follow up with offline action (TMP)

web.com

What Problem Are We Solving?

Small businesses need help navigating the online world:

- They're focused on running their business; limited time; lack of expertise
- Require online marketing experts to help them succeed
- Web.com offers complete solutions and customer support to ensure success
- SMBs willing to pay for high value delivered
- Measuring success one lead, call or email at a time

Web.com Comprehensive Online Marketing Solution


Support & Maintenance
Analytics
Branding
Email Marketing
E-commerce
Affiliate Marketing
Internet Advertising
Lead Generation
Pay-Per-Click
SEO
SEM
Website

Solutions For Every Type of Need


Domain Registration
Storage
DIY Website
Webmail
Shopping Cart
Email Marketing
Logo Design
Developer Website
SEM / SEO Basic
Analytics
Lead Generation
Brand Identity
DIFM Website
Local Search
E-Commerce Transaction Engine
Vertical Specific Lead Generation
SEO Advanced
Full E-Commerce
Budget-based SEM
Custom Website
Custom Partner Online Marketing Platform
ARPU
$
$$$$

web.com

Delivering Real Results for our Customers


web.com
Control Panel
Online Builder
Log Out
Help
Internet ScoreCard

Website Traffic & Trend Analysis


Traffic Patterns
Monthly Stats that show how your site is doing.
Congratulations! Your site has reached its first 500 visitors!
Your Google traffic hits went up 50% this month!
On average, 7 people visit your website each day
This month your missed calls increased, get to the phone.
TOTAL GOOGLE HITS
300
200
100
MAR 06
APR 06
MAY 06
exceptional performance
monitor closely
needs attention

Email & Phone Leads


Customer Prospects - 20 total this month
View hot prospects that want to hear from you now!
7 PHONE PROSPECTS
2 MISSED CALLS
learn about phone-call tracking
1 of 7 > next
missed call
Name: Don Howard
Phone: (904) 123 - 4567
Date & Time: 5/5/06 2:30 PM EST
Call Duration: 45:23
Location: Jacksonville, FL
view all
13 EMAIL PROSPECTS
learn about email tracking
1 of 13 > next
Name: Don Howard
Email: dhoward@yahoo.com
Phone: (904) 477 - 8888
Date: 5/5/06
Message: I need a tile-roof repair quote, thanks!
view all

+ Track all Campaigns
+ Management Tools
+ Analytics Tools

web.com

SMB Online Marketing Universe


SMB
Consumer
Customer Focus
Breadth of Online Marketing Services
Singular Solution
Full Solution
MARCHEX
web.com
intuit
Local.com
NetworkSolutions
Constant Contact
VistaPrint
Microsoft
Google
YAHOO!
Go Daddy.com

A Multi-Channel Customer Acquisition Strategy


OUTBOUND SALES
ENTERPRISE CHANNEL
AFFILIATE MARKETING
web.com
CROSS / UP SELL
WEB.COM BRAND
INBOUND SALES

Revenue


$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
(Millions)
$23.4 m
$37.8 m
$52.0 m
$82.5 m
$122.5 m
2004
2005
2006
2007
2008

Non-GAAP Operating Margin


25%
20%
15%
10%
5%
0%
3%
6%
12%
12%*
18%
2004
2005
2006
2007
2008

Non-GAAP operating margin excludes the effect of stock-based compensation, amortization of intangibles, non-recurring restructuring charges and revenue eliminated in purchase accounting. During Q4'08, Web.com had a negative GAAP Operating Margin of 346% due to a $103 million goodwill and asset impairment charge, and a non-GAAP 22% operating margin in Q4'08.

*2007 Non-GAAP Operating Margin impacted by merger-related expenses

web.com

Non-GAAP EPS


$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.0
$0.08
$0.20
$0.44
$0.52
$0.75
2004
2005
2006
2007
2008

Non-GAAP Net Income and Non-GAAP Net Income Per Share. The Company excludes from non-GAAP net income and non-GAAP net income per share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue and stock based compensation, and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company's operating activities.

web.com

Web.com Investment Highlights

- Massive number of small businesses moving online
- Web.com is the leader in small business online marketing
- Offers complete solution for any SMB online marketing needs
- One of very few companies to achieve high margins addressing SMB online marketing
- Very few public pure-plays on SMB online marketing
- Unique, scalable platform capable of managing thousands of websites and campaigns daily while providing complete feedback loop to customers
- Variable model that allows for maximization of cash flow during downturns in the economy

Roth Capital
21st Annual Growth Stock Conference

February 2009

Jeff Stibel
President

web.com